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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): March 7, 2002 (March 6, 2002)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware

                 (State or other jurisdiction of incorporation)



         1-983                                            25-0687210
(Commission File Number)                       (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:      574-273-7000

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On March 6, 2002, the Registrant, National Steel Corporation ("National") and forty-one of its domestic subsidiaries, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court"). The case was assigned to Judge John H. Squires of the Court for initial proceedings ((case numbers: 02-08697 through 02-08738) collectively, the "Chapter 11 Case").

National continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the Chapter 11 Case and the jurisdiction of the Court.

On March 6, 2002, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press release dated March 6, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL STEEL CORPORATION

Date:  March 7, 2002                 By:  /s/ Kirk A. Sobecki
                                        ----------------------------------------
                                          Kirk A. Sobecki
                                          Senior Vice President and
                                          Chief Financial Officer